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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Helen of Troy Limited:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                       /s/ KPMG PEAT MARWICK LLP
                                       ---------------------------
                                       KPMG PEAT MARWICK LLP

El Paso, Texas,
October 8, 1998